Exhibit 99.2
SIGNATURE ASSISTED LIVING OF TEXAS, LLC

FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2010 and 2009

with

Accountants’ Compilation Report

SIGNATURE ASSISTED LIVING OF TEXAS, LLC

ACCOUNTANTS’ REPORT
To the Members
of Signature Assisted Living of Texas, LLC
     We have compiled the accompanying balance sheet of Signature Assisted Living of Texas, LLC (the “Company”) as of June 30, 2010, and the related statements of income, members’ equity, and cash flows for the six months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.
     A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the accompanying financial statements for the six month period ended June 30, 2010 and, accordingly, do not express an opinion or any other form of assurance on them.
     The accompanying financial statements for the six month period ended June 30, 2009 of the Company, were previously reviewed by us and our report dated November 12, 2010, stated that we were not aware of any material modifications that should be made to those statements in order for them to be in conformity with generally accepted accounting principles. We have not performed any procedures in connection with that review engagement after the date of our report on the financial statements for the six month period ended June 30, 2010.
Dallas, Texas
November 12, 2010
12221 Merit Drive • Suite 1800 • Dallas, Texas 75251
972.404-1010 • Facsimile 972.404.1122 • E-mail: hmpc@hmpc.com • www. hmpc.com

SIGNATURE ASSISTED LIVING OF TEXAS, LLC
BALANCE SHEETS
June 30, 2010 and 2009
ASSETS

	(Compiled)	(Reviewed)
	June 30, 2010	June 30, 2009
Cash and cash equivalents	$775,774	$386,833
Cash — restricted	680,794	599,772
Accounts receivable	134,245	38,338
Accounts receivable — related parties	5,866,863	2,762,052
Reimbursable construction costs	—	829,876
Inventory	—	4,391
Prepaid expenses	600,737	424,788

Total current assets	8,058,413	5,046,050

Property and equipment, net	272,802	337,769
Deposits	19,450	3,450

Total assets	$8,350,665	$5,387,269

See accompanying notes and accountants’ compilation report.

SIGNATURE ASSISTED LIVING OF TEXAS, LLC
BALANCE SHEETS
June 30, 2010 and 2009
LIABILITIES AND MEMBERS’ EQUITY

	(Compiled)	(Reviewed)
	June 30, 2010	June 30, 2009
Accounts payable	$303,384	$208,642
Accounts payable — related parties	1,362,380	1,924,763
Other payables	29,654	21,944
Accrued expenses	1,317,682	856,437
Deferred revenue	944,655	414,976
Capital lease obligations — current portion	142,160	106,256
Refundable deposits	36,893	61,090
Notes payable — related parties	182,088	182,088

Total current liabilities	4,318,896	3,776,196

Capital lease obligations — long term portion	131,737	178,540
Notes payable	1,479,842	—

Total liabilities	5,930,475	3,954,736

Members’ equity
Controlling interest Contributions	900	900
Accumulated earnings prior to non-controlling interest	2,298,735	1,306,493
Non-controlling interest in subsidiary
Contributions	100	100
Distributions	(279,084)	(47,634)
Accumulated earnings	399,539	172,674

Total members’ equity	2,420,190	1,432,533

Total liabilities and members’ equity	$8,350,665	$5,387,269

See accompanying notes and accountants’ compilation report.

SIGNATURE ASSISTED LIVING OF TEXAS, LLC
STATEMENTS OF INCOME
For the Six Months Ended June 30, 2010 and 2009

	(Compiled)	(Reviewed)
	June 30, 2010	June 30, 2009
Revenues
Rental revenue from residents	$12,708,393	$10,868,191
Other fees from residents	436,496	248,480
Other income	97,165	68,776

Total revenue	13,242,054	11,185,447

Expenses
Residence operating expenses
Advertising and marketing	59,921	32,230
Food services	621,108	537,206
General and administrative — residences	271,476	263,922
Housekeeping and maintenance	444,972	295,694
Insurance	119,194	95,308
Miscellaneous expenses	1,150	4,924
Payroll and related expenses	4,782,721	3,814,763
Property taxes	559,397	431,116
Other taxes	103,500	81,185
Resident activities and care	75,880	71,396
Utilities	674,824	557,179

Total residence operating expenses	7,714,143	6,184,923

Building lease payments	3,338,742	2,809,622

Start up cost	1,125,992	56,503

Management fees — related party	922,860	780,642

Depreciation and amortization expenses	66,970	59,353

Finance and interest expenses
Finance charges	29,892	17,038
Interest expense — related party notes	58,619	16,326
Notes payable interest	8,376	—

Total finance and interest expenses	96,887	33,364

Total expenses	13,265,594	9,924,407

(Loss) profit from operations	(23,540)	1,261,040
Other income
Interest income	—	6,022
Miscellaneous income	21,412	—

(Loss) profit before non-controlling interest	(2,128)	1,267,062
Less: net profit attributable to non-controlling interest	120,555	125,140

Net (loss) income	$(122,683)	$1,141,922

See accompanying notes and accountants’ compilation report.

SIGNATURE ASSISTED LIVING OF TEXAS, LLC
STATEMENTS OF CHANGES IN MEMBERS’ EQUITY
For the Six Months Ended June 30, 2010 and 2009

		Non-
	Controlling	Controlling
	Interest	Interest	Total Interest
Balance at December 31, 2008	$165,471	$37,634	$203,105
Capital distribution	—	(37,634)	(37,634)
Net profit	1,141,922	125,140	1,267,062

Balance at June 30, 2009 (Reviewed)	$1,307,393	$125,140	$1,432,533

Balance at December 31, 2009	$2,422,318	$231,450	$2,653,768
Capital distribution	—	(231,450)	(231,450)
Net (loss) profit	(122,683)	120,555	(2,128)

Balance at June 30, 2010 (Compiled)	$2,299,635	$120,555	$2,420,190

See accompanying notes and accountants’ compilation report.

SIGNATURE ASSISTED LIVING OF TEXAS, LLC
STATEMENTS OF CASH FLOW
For the Six Months Ended June 30, 2010 and 2009

	(Compiled)	(Reviewed)
	June 30, 2010	June 30, 2009
Cash flows from operation activities
Net (loss) profit	$(122,683)	$1,141,922
Net profit attributable to non-controlling interest	120,555	125,140
Adjustments to reconcile net (loss) profit to net cash (used) provided by operating activities
Depreciation and amortization	66,970	59,353
Changes in operating assets and liabilities (Increase) decrease in operating assets
Accounts receivable	41	(7,146)
Accounts receivable — related parties	(2,758,733)	2,541,768
Reimbursable construction costs	2,774,080	(486,362)
Prepaid expenses	225,042	322,691
Deposits	(16,000)	—
Increase (decrease) in operating liabilities
Accounts payable	(845,266)	(117,623)
Accounts payable — related parties	(398,517)	(2,801,028)
Other payables	983	(1,805)
Accrued expenses	(181,985)	(422,501)
Deferred revenue	430,713	(174,774)
Refundable deposits	(17,107)	6,000

Net cash (used) provided by operating activities	(721,907)	185,635

Cash flows from financing activities
Distribution to members	(231,450)	(37,634)
Proceeds from borrowings	1,479,842	—
Principal payments on capital leases	(64,296)	(54,012)

Net cash provided (used) by financing activities	1,184,096	(91,646)

Net increase in cash	462,189	93,989
Cash at December 31, 2009 and 2008, respectively	994,379	892,616

Cash, end of year	$1,456,568	$986,605

Supplemental information:
Interest paid	$54,874	$16,326

State margin taxes paid	$129,540	$75,748

See accompanying notes and accountants’ compilation report.

SIGNATURE ASSISTED LIVING OF TEXAS, LLC
NOTES TO FINANCIAL STATEMENTS
June 30, 2010 and 2009
1. ORGANIZATION AND ACCOUNTING PRINCIPLES
     General information and operations
     Signature Assisted Living of Texas, LLC, (the “Company”) is majority owned by Signature Assisted Living, LLC (“SAL”). Opus Won, LLC (“Opus”), a Florida limited liability company, has a 10 percent interest in eight of the twelve communities owned by the Company. The communities in which Opus holds a minority interest are as follows: Spring Lake Assisted Living and Memory Care Community, Pecan Point Assisted Living and Memory Care Community, Hawkins Creek Assisted Living and Memory Care Community, Azalea Trails Assisted Living and Memory Care Community, Santa Fe Trails Assisted Living and Memory Care Community, Walnut Creek Assisted Living and Memory Care Community, Martin Crest Assisted Living and Memory Care Community, and Magnolia Assisted Living and Memory Care Community.
     Basis of accounting
     The financial statements are presented using accounting principles generally accepted in the United States of America.
     Cash and cash equivalents
     Cash or cash equivalents include all highly liquid debt instruments purchased with a maturity of three months or less.
     Accounts receivable
     Accounts receivable represents amounts due from tenants and other third parties originating during the normal course of business. Receivables which are 60 days past due are evaluated by management for collectability. Receivables determined to be uncollectible are written off using the direct write-off method. Currently, all amounts are considered fully collectible.

     Inventory
     Inventory is valued at the lower of cost or market.
     Property and equipment
     The Company capitalizes all expenditures for property and equipment that exceed $1,000 and have a useful life of more than one year. Depreciation is computed over the estimated useful lives of the assets using the straight line method. Useful lives range from 5-30 years.
     Deferred revenue
     Deferred revenue represents amounts prepaid as of June 30, 2010 and 2009 by tenants of the Company.
     Revenue
     Revenue is recognized when earned or as rent becomes due, typically at the first of each month.
     Use of estimates
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results may differ from those estimates.
     Fair value of financial instruments
     The Company’s financial instruments, none of which are held for trading purposes, include cash, accounts receivable, accounts payable and short and long-term debt. Management estimates that the fair value of all financial instruments at June 30, 2010 and 2009 does not differ materially from the aggregate carrying values of its financial instruments recorded in the accompanying financial statements.

     Income and Texas State Margin Taxes
     Under existing provisions of the Internal Revenue Code, the income or loss of a limited liability company filing its taxes as a partnership is recognized by the individual members for income tax purposes. Accordingly, no provision for income tax has been made in the accompanying financial statements.
     The Company is subject to the Texas State Margin Tax, and will file its state margin tax return as part of a consolidated group. The state margin tax is calculated based upon the consolidated groups’ taxable margin, reduced by eligible tax credits and then allocated to the consolidated entities based on an entity’s percentage of gross revenues to the gross revenues of the consolidated group.
     In addition, as of January 1, 2009, the Company has adopted FASB ASC 740, Accounting for Uncertainty in Income Taxes. The Company’s management has evaluated its tax positions and has not identified any material uncertain tax positions that would not be sustained in a federal or state income tax examination. Accordingly, no provision for uncertain tax positions has been made in the accompanying financial statements.
     Subsequent events
     In accordance with FASB ASC 855, Subsequent Events, management has reviewed subsequent events through November 12, 2010, the date the report was available to be issued.
2. CASH — RESTRICTED
     The Company has three certificates of deposits which are time restricted. The time restrictions expire on October 20, 2010, October 25, 2010 and January 7, 2011, respectively.

	June 30, 2010	June 30, 2009
Certificate of Deposit — A	$557,557	$599,772
Certificate of Deposit — B	48,237	—
Certificate of Deposit — C	75,000	—

	$680,794	$599,772

3. REIMBURSABLE CONSTRUCTION COSTS
     The Company developed and constructed several assisted living and memory care communities on behalf of Health Care REIT, LLC and HCRI Texas Properties, LLC (the “Landlords”). Upon completion of construction and after a certificate of occupancy is issued for a community, the Company leases the completed community under an operating lease agreement with the Landlords according to specifications as set forth in the Master Lease Agreement between the Landlords and the Company with revisions as set forth in the November 1, 2005 Amended and Restated Term Sheet for Master Lease (the “Agreement”). According to the Agreement, there is an option period in which the Company can opt to purchase the leased properties from the Landlords. The option purchase price, specified in the Agreement, is not a bargain purchase price as defined by FASB ASC 840, Leases, and therefore, the leases are presented as operating leases instead of capital leases.
     Twelve communities, in various Texas locations, have obtained certificates of occupancy and are operating as of June 30, 2010. The costs incurred in developing and constructing the assisted living communities, according to the Agreement, between the Landlords and the Company, were reimbursed by the Landlords to the Company. The investment amount covers all approved community construction costs including acquisition costs of land and improvements, development costs, renovation costs, costs of personal property not to exceed 10 percent of the allocated investment amount, closing costs, construction costs and fees, subject to review and approval by the Landlords.
     The total amount of construction costs that are reimbursable by the Landlords as of June 30, 2010 and 2009 are $0 and $829,876 respectively.
4. PROPERTY AND EQUIPMENT
     Detail of property and equipment at June 30, 2010 and 2009 is:

	June 30, 2010	June 30, 2009
Furniture and equipment	$—	$60,796
Assets under capital leases	669,705	562,725

Total property and equipment	669,705	623,521
Less: accumulated depreciation	(396,903)	(285,752)

Total property and equipment, net	$272,802	$337,769

     Depreciation expense totaled $66,970 and $59,353 for the six months ended June 30, 2010 and 2009, respectively.
5. CAPITAL LEASES
     At June 30, 2010 and 2009, net property and equipment on the balance sheets includes $669,705 for twelve 12-passenger Ford minibuses and $562,725 for ten 12-passenger Ford minibuses, respectively, that are used to transport residents of the communities. The lease agreement contains a bargain purchase option at the end of the lease term. Future minimum lease payments under capital leases are as follows:

Year ending June 30,	Principal	Interest	Total
2011	$142,160	$21,144	$163,304
2012	79,992	8,160	88,152
2013	38,920	2,856	41,776
2014	12,825	418	13,243

Total minimum lease payments	$273,897	$32,578	$306,475

6. NOTE PAYABLE
     The Company has two notes payable to Health Care REIT, LLC combined totaling $1,479,842 bearing interest at a variable rate equal to the greater of the “Rate Index” as defined in the note agreement plus 4.5 percent or 10 percent as applicable from time to time. The notes are paid off as of September 10, 2010.
7. CONCENTRATION OF CREDIT RISK
     The cash balances of the Company are held in financial institutions in the North Texas area. If cash balances exceed the amounts covered by insurance provided by the Federal Deposit Insurance Corporation (FDIC), the excess balances could be at risk of loss. The total cash at risk of loss at June 30, 2010 and 2009 approximates $1,130,210 and $678,499, respectively.
8. COMMITMENT AND CONTINGENCIES
     The guarantors for the communities under construction contract include the Company, each subtenant, manager, Signature Senior Living, LLC. (each an “Entity Guarantor”) and Steven Vick and Linda Martin and their respective spouses (each a “Personal Guarantor”). All guarantees are joint and several. Guaranty of all Personal Guarantors is to be as follows: i.) 100 percent of the greater of the community cost or the maximum investment amount during construction (See Note 2), ii.) 15 percent of the allocated investment amount for such facility after a certificate of occupancy is issued, and iii.) 2.5 percent of the allocated investment amount upon the compliance of the Company for four consecutive quarters with the portfolio coverage ratio, as defined in the Agreement. There is a potential liability for up to the investment amount for each community should there be an unremedied breach of the Agreement until a certificate of occupancy is obtained. The following chart shows the level of liability to which each property is guaranteed as of June 30, 2010.

Community Name	15%	2.50%

Paris — Spring Lake		•
Sherman — Pecan Point		•
Longview — Hawkins Creek		•
Tyler — Azalea Trails		•
Cleburne — Santa Fe		•
Mansfield — Walnut Creek		•
Weatherford — Martin Crest	•
Nacogdoches — Magnolia		•
Palestine — Dogwood	•
Waxahachie — Buffalo Creek		•
McKinney — Stonefield	•
Conroe — Heritage	•
9. OPERATING LEASES
     The Company pays rent to the Health Care REIT, Inc. for each of its operating communities. Under the Agreement, the initial term of the lease is 15 years with two 5 year renewal options. The base rent is calculated using the 15-year USTN plus 4 percent with a floor of 9 percent subject to changes in the CPI and based on the number of communities added during the lease term. Rent expense under the Agreement for the 6 months ended June 30, 2009 and 2008 totals $3,338,742 and $2,844,742, respectively.

10. RELATED PARTY TRANSACTIONS
     The Company is part of affiliated group of companies which exist to administrate and manage the operations of assisted living facilities. Related party transactions with these affiliated companies are as follows:
•	Receivables from related parties total $5,866,863 and $2,762,052 at June 30, 2010 and 2009, respectively.

•	Accounts payable to related parties total $1,362,380 and $1,924,763 at June 30, 2010 and 2009, respectively.

•	Notes payable to related parties total $182,088 at June 30, 2010 and 2009.

•	Management fees paid to a related party total $922,860 and $780,642 for the six months ended June 30, 2010 and 2009, respectively.

•	Interest expense paid to related parties totals $58,619 and $16,326 for the six months ended June 30, 2010 and 2009, respectively.
11. SUBSEQUENT EVENTS
     At September 10, 2010, the Company sold its leasing rights to 12 communities as described in note 3 owned by Health Care REIT, LLC to Capital Senior Living Acquisition, LLC.